EXHIBIT 4


                                   ANI
  Number                Advanced Nutraceuticals, Inc.                  Shares
------------                                                       -------------
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
             AUTHORIZED: 20,000,000 COMMON SHARES, $.01 PAR VALUE
-----------                                                        -------------

                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
This Certifies That                                      |CUSIP  00760Q201     |
                                                         -----------------------

is the owner of


      FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, $.01 PAR VALUE

                          Advanced Nutraceuticals, Inc.

     transferable on the books of this Company in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.


     In Witness Whereof, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:                                            Countersigned:
                                                  CORPORATE STOCK TRANSFER, INC.
                                                  3200 Cherry Creek Drive South
                                                  Denver, CO.  80209

                                                   By:  ________________________
                                                        Transfer Agent Registrar
                                                        Authorized Officer


                         --------------------------------
                         | Advanced Nutraceuticals, Inc.|
                         |      CORPORATE SEAL          |
                         |                              |
                         |           TEXAS              |
                         --------------------------------




       Secretary                                              President

                          Advanced Nutraceuticals, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required


 _______________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)



     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------
                     |                                    |
                     --------------------------------------
               Please print or type name and address of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Company, with full power of substitution in the premises.

Dated: ___________  20 _________

SIGNATURE GUARANTEED:                 X_______________________________________

                                      X _______________________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.